UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 13, 2009

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for IBM’s Investor Briefing on May 13, 2009.  Attachment II contains supplementary materials about non-GAAP financial measures in certain presentation materials for this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 13, 2009

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and
Controller

3

Introduction Patricia Murphy Vice President, Investor Relations ATTACHMENT I

Agenda Strategic Overview Sam Palmisano Global Business Services Frank Kern Global Technology Services Mike Daniels Systems and Technology Bob Moffat Software Steve Mills Differentiating IBM: Research John Kelly Differentiating IBM: Smarter Planet Ginni Rometty Financial Model and 2010 Roadmap Mark Loughridge Group Q&A All Breakout Sessions 3 topics, 2 sessions each

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Strategic Overview Samuel J. Palmisano Chairman, President and Chief Executive Officer

$103.6 billion Revenue, up 5% $16.7 billion Pre-tax Income, up 15% $8.89* Earnings Per Share, up 24% $14.3 billion in Free Cash Flow**, up $1.9 billion Very strong performances in key growth segments: services, software and growth markets * EPS has been restated to reflect the adoption of EITF 03-6-1 ** Excluding Global Financing receivables Our Results: Record Performance in 2008

Changes in world markets: We are at the forefront of global integration Changes in client needs: We are focused on integration and innovation Changes in IT: We are shifting to higher value segments Strong Results Confirm Our Strategic Choices I. II. III.

Historical Performance

Segment Pre-tax Income Mix

10.6% 11.1% 13.4% 14.6% 14.7% 16.1% 12.0% 11.8% 7.2% 03 04 05 06 07 08 00 01 02 Pre-tax Income Margins

From 2000 to 2008: $86B returned to shareholders in form of dividends & share repurchases $60B invested in capital expenditures and acquisitions $50B spend on R&D Cash Generation Enabling Investment and Shareholder Returns 8.7 9.1 9.6 10.5 12.4 14.3 6.7 6.8 5.9 03 04 05 06 07 08 00 01 02 FREE CASH FLOW* ($ in billions) *Excluding Global Financing receivables

18% Yr/Yr 6% - 11% CGR Historical Revenue Growth Margin Expansion Future Acquisitions Share Repurchase Retirement Related Costs Growth Initiatives Earnings Per Share Roadmap to 2010 24% Yr/Yr $11.00 $8.89 $7.15 $6.05 $10.00 06* 07* 08* 09 10 * Restated to reflect the adoption of EITF 03-6-1

Objectives from 2006 to 2010 IBM Growth Strategy Emerging country revenue doubles Virtualization drives richer server configurations and an additional $1B of gross profit Services businesses leverage scalable IP and global delivery to drive services margin improvement of 2 points Software profit expands as a percentage of IBM total BRIC grew 18% in ‘07 and 15% in ‘08 at constant currency Formed Growth Market organization to drive performance beyond BRIC Generated ~$0.6B of incremental gross profit from virtualization Margin expansion of 1 point driven by GBS utilization and GTS delivery excellence * Software profit grew 13% compounded over the last two years and represents 43% of IBM profit ** * Excluding Yr/Yr pension savings ** Excluding Yr/Yr pension savings and amortization for acquired intangibles Our Progress Through 2008

Deliver client value Continue margin expansion Generate cash flow Deliver shareholder returns Invest for the future 2009 / 2010 Priorities I. II. III. IV. V.

Continued focus on returning value to shareholders We Are Well Positioned Significant annuity content Balanced geographically Competitive cost structure Financial flexibility to continue investing Operating leverage and cash flow generation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Global Business Services Frank Kern Senior Vice President, Global Business Services

 Global Business Services Value creation in the current environment Offerings for: Strategic cost transformation Business Analytics and Optimization Growth market infrastructure solutions Margin expansion ahead of track to add 2 points 2006-2010 Managing utilization Delivery excellence Increased asset / IP content in solutions Longer Term Model 2009 and 2010 Imperatives Pre-Tax Income Growth 10 – 12% 21% 30% Long Term Model ‘07 ‘08 Distinct market positioning Based on the unique ability to integrate the full IBM portfolio Grow with or faster than market Revenue growth @ CC - 2007 9% Yr/Yr / 2008 5% Yr/Yr Adaptable and agile portfolio Integrated IBM business model Double-digit profit growth Operational excellence Differentiated solutions Flexible delivery model

 We have a proven and adaptable business model Pre-Tax Income Margin % Revenue Growth … enabling continuous margin expansion Operational Excellence Utilization +9 points 2006 -2008 Differentiated Solutions Win rates better by 10 points in 2008 Flexible Delivery Model More than 40% of resources in Centers Our 3D Strategy provides distinctive competitive advantage Deeper Client Relationships Differentiated Solutions and Services Delivered Globally 2008 Revenue split* +15% Yr/Yr +4% Yr/Yr * @ constant currency @ constant currency Growth Markets 12% Major Markets 88% 1% 9% 5% 2006 2007 2008

 Our proven business model provides for continued margin expansion 9.8% 13.0% 2006 2008 Operational Excellence Differentiated solutions Delivery Model 0.5 pts 1.1 pts 1.6 pts Continued margin expansion drivers Continued operational excellence LEAN Sigma OptiMatch resource allocation Predictive analytics – contract performance Differentiated solutions Smarter Planet solutions Business Analytics and Optimization Flexible delivery model Fourth generation globally integrated capability model 40% 35%  25% Increase 2006 - 2010 margin expansion objective from 2 points to 3 points

Executing Unique Fourth Generation Globally Integrated Capability Model Second Supply Driven Global Delivery 2007-2008 First Staff Augmentation 2000-2006 Third Globally Integrated Delivery Network 2008-2009 Fourth Globally Integrated Capability Model 2009+ Focus on hiring in India Expand beyond India Specialization by industry, domain, technical Common process, methods and tools Specialized global centers of excellence Higher IP content Integrated industry and service line capability networks Global governance model Integrated resource capacity management system Center Resources < 27% 36% 40% 50+% Drives improved labor productivity and talent management

Bridget van Kralingen General Manager, Northeast Europe, Global Business Services

 We see a progression in clients’ reaction to the current environment from focusing on financial survival to building a strategy for the new reality Focus on financial survival Reduction: cost slashing, cash preservation Rigor: balance sheet health Resilience: size and optimize cost structure Reprioritize projects/investments CFO test of business cases for rigor, payback, return and risk Projects with a payback period under one year Smaller segments of work Defer large investments Eliminate proposals that do not fit the survival plan Build strategy for new reality Execute few big investments that are key to re-position Build resilient business models with ability to scale and adjust quickly Build-in foresight and ability to predict changes Cost & Cash Opportunistic Business Growth Large Business Transformation Plays Progression in clients’ reaction to environment Key themes that are selling

While virtually all of our new signings have a cost takeout element, clients are maintaining the large business transformation plays Cost & Cash Opportunistic Business Growth Large Business Transforma-tion Plays Rapid payback and low risk: Indirect Procurement; Strategic Sourcing Inventory Optimization Standard Finance and HR processes Application Development and Maintenance More strategic, higher return rate: LEAN Sigma Application portfolio rationalization Workforce transformation Shared Services Centers M&A Integration Customer Analytics Digital Channel Transformation Industry Confluence and Convergence Plays ERP and complex SI with process transformation Globally Integrated Enterprise Leverage government stimulus packages Intelligent Cost Reduction Key IBM GBS Offerings Client drivers in new deals Compliance Cost Savings Revenue Growth Consulting & Systems Integration 1Q’09 67% 17% 33% 79% 0% 20% 40% 60% 80% 100% Growth Markets Major Markets Application Outsourcing 1Q’09 41% 49% 92% 10% 7% 0% 20% 40% 60% 80% 100% Growth Markets Major Markets 4%

In this new market environment, IBM’s capabilities are relevant to clients’ issues Cost & Cash Opportunistic Business Growth Large Business Transformation Plays Roads & Transport Authority, Dubai Licensing Agency – $ 3.5 Million: Reduced operating costs by redesigning processes and developing new channels for issuing of driving and vehicle licenses 30-40% shift to new channels anticipated with 20-30% reduction in waiting times Leveraged expertise from our award winning Driver and Vehicle Licensing Agency engagement in the UK Successful track record of delivering projects over last three years 1-800 Flowers, US Major Floral and Gift Retailer – $5 Million: Increased online revenue with improved cross-selling across 14 brands by centralizing customer data and improving user experience Implementation completed in seven months with proprietary implementation assets Integrated analytics software and consulting Southwest One, UK County Council – $350 Million: Holistic transformation program based on SAP modules to save County Council $300m over 10 years with assured employment for staff Combined Consulting with Infrastructure Outsourcing and BTO Established a creative deal structure to offer same services to adjacent county councils Creative deal structure improves savings for client

Business Optimization Business Intelligence Resource planning Business Automation IBM Business Optimization Market Opportunity* Business Analytics and Optimization will be the next bow wave of business change 2009 BAO Revenue Growth of 10% 2010 at $2B , growing 15%- 20% 2 points margin premium over portfolio 2009 GBS revenue 10% $105B 8% CGR $566B 3% CGR Business Automation Source: IBM Analysis, includes addressable hardware, software and services opportunity. CGRs 2009-2012

 Business Analytics and Optimization: What’s required? Insight on our clients and industry Global Business Services 4,000 service line professionals Foundational software platforms $10B investment in information management Mathematical and analytic skills of IBM Research 10 years of Research investment in services 150 Research mathematicians Balanced price/performance and scale IBM Power Systems tops more than 70 computing performance benchmarks, including #1 in the gold standard database and decision support Market-validating client experiences: Research and consulting first-of-a-kind projects – thousands of engagements Center for Business Optimization – creating scaleable assets with Research Analytics Solution Centers New York, Washington D.C., London, Tokyo, Beijing

Business Analytics and Optimization will address critical client needs Risk and Fraud Analytics Advanced Customer Insight Analytics and Data Optimization Intelligent profitable growth Cost take-out and efficiency Proactive risk management

Summary Continuation of operational excellence Leverage IBM Research Rebalance labor actions, saving over $300M in 2009 Providing differentiated solutions tailored to the economic reality Solutions content increasing from 32% to 50% for 2006 - 2010 Business Analytics and Optimization as a new service line in a rapidly growing market – $2B in 2010, growing 15% to 20% Proven and adaptable business model with fourth generation globally integrated capability model < 27% to > 50% Center Resources Productive utilization 8 points higher in the centers Margin expansion performance to achieve 3 points improvement from 2006 to 2010 Commitment to business model: double-digit profit growth

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Global Technology Services Mike Daniels Senior Vice President, Global Technology Services

 Global Technology Services Portfolio strength in current economy Adapting to meet changing customer needs Identified key offerings that deliver high ROI and short payback Power of outsourcing Margin expansion on track to add 2 points 2006 to 2010 Portfolio mix Productivity Longer Term Model 2009 and 2010 Imperatives Pre-Tax Income Growth 10–12% 8% 30% Long Term Model ‘07 ‘08 Focus on higher-growth segments Service management Converged communications Continuity and compliance Continue market leadership in outsourcing Global delivery model Service quality Cloud computing Margin Expansion Lead through service quality Standardize delivery processes Leverage IBM intellectual property and assets

Progress toward 2010 objectives Revenue Growth Pre-Tax Income Margin 2008 Revenue by Line of Business Growth @ constant currency 2008 Revenue split +3% Yr/Yr +19% Yr/Yr Growth markets Gross Profit % ~ 2 points higher than Major markets performance @ constant currency 2% 6% 7% 2006 2007 2008 9.6% 9.4% 11.3% 2006 2007 2008 ITS 24% BTO 6% Maint 18% SO 51% Growth Markets 17% Major Markets 83%

Trends in IT spending reflect ample opportunity Source: IBM engineering estimates, 2008. Data center operating costs 75% costs from energy use Energy Cost Staffing $50 $100 $150 $200 $250 $300 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Cumulative Cost of Operations ($m) Year Bldg. Maint. & Mgmt. Storage Price / Volume Source: IDC in their "Economic Crisis Response: Worldwide Disk Storage Systems 2008–2012 Forecast Update," Doc # 216074, December, 2008. Additional IDC Internal Analysis 2000-2007. (Represents total disk storage systems (internal and external combined)).

Trends in IT spending reflect ample opportunity IBM Graph, created with Gartner data from “IT Key Metrics Data 2009: Key Industry Measures: Cross Industry Analysis: Multi Year,” Figure 11, Linda Tracy, Jamie K. Guevara, Eric Stegman, December 15, 2008. IT Labor Costs Labor % of IT Spend 32% 35% 32% 37% 36% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2004 2005 2006 2007 2008

Integrated Technology Services cut clients’ costs One quarter of ITS 2008 signings; GP % 9 points higher than OEM stand-alone Payback Period (Months) 10% 50% 20% 30% 40% 0 - 6 7 - 12 13 - 18 Remote Managed Infrastructure Services 20%, 12-18 mo IT Optimization Strategy and Planning 20-40%, 3-18 mo IP telephony 20-40%, 12 mo Virtual Infrastructure Access (VIA), VIA Managed Services 15-40%, 8-18 mo Lower savings, longer payback Higher savings, rapid payback Managed Security Services Up to 55%, First year savings Information Protection Services Up to 40%, 1-12 mo Storage Optimization 30% or more, 3-12 mo IT Lifecycle Mgmt and Governance 15-30%, 3-18mo Network Optimization 10-30%, 4-12 mo Telephony Expense Mgmt 15%, 3-9 mo Server consolidation and virtualization 30-70%, 8-24 mo Data Center Design and Consolidation 50%, 12-18 mo Telepresence 30%, 12 mo Business of IT Workshop 15-30%, 12 mo Savings Impact

Key levers for IBM growth and client savings Opportunities for margin expansion in outsourcing Information Management Client Desktop Virtualization Extending the Life of the Data Center Services Labor Management Transformation Services Quality Defect Prevention 1. 2. 3. 4. 5.

IBM Investor Briefing

Leveraging information for smarter business outcomes

Average company duplicates data 20 – 40 times

Storage & Data Services Spend ($B)


CAGR
6%
$30B
$25B
$30
$20
$10
$0
2009
2012

Source: IBM Analysis, May 2009.

Client Solution Areas

Description	2009 Opportunity	CAGR
Storage Optimization & Integration	$5B	5%
Information Lifecycle Management (includes Archive and Retention)	$3B	6%
Data Mobility	$6B	8%
Storage & Data Managed Services	$12B	5%
Total	**$25B**	**6%**

IBM's Information Management and Information Infrastructure deliver rapid ROI:

- 30%-40% less production database storage required with 15%-40% better performance
- Up to 90% less storage for test with enhanced data privacy
- Optimized storage infrastructure using Novus:
  20%-30% asset reclamation, 30%-60% higher utilization
- Leading edge storage solutions using XIV, Virtualization, Scale-out File System
- Archival and private/public cloud offerings

© 2009 IBM Corporation

Client desktop virtualization Potential cost savings of up to 40% IBM virtual infrastructure access offering helps clients: Reduce operating costs – up to 40% - by extending the life of existing PCs Simplify management of the desktop environment Improve security through centralized storage of data Enhance disaster recovery capability through remote access capability Improve power savings through deployment of thin clients IBM graph, created with Gartner data. According to Gartner: Professional clients using HVD will grow from approximately 368,000 in 2008 to 70 million in 2014. Professional users will migrate away from the traditional PC delivery model, driving HVD growth By 2014, 10% of professional client install base will consist of thin clients and diskless / repurposed PCs, from 3% in 2008. HVD = Hosted Virtual Desktop Data Source: Gartner, “Dataquest Insight: Alternative Delivery Models and Revised Professional Client Device Forecasts,” Ranjit Atwal, Mikako Kitagawa, George Shiffler III, January 22, 2009. Hosted Virtual Desktop (HVD) - professional clients installed (M) 2 8 15 27 46 70 0.4 0 15 30 45 60 75 2008 2009 2010 2011 2012 2013 2014

Extending the life of an existing data center Clients can experience 15% to 30% in cost savings per year Results Increased IT capacity by 8 times in same space Virtualized 70% of baseline workload Deferred $50M capital upgrade to data center Avoided $2.4M hardware purchase by redeploying servers Saved $162,000 or 10% annual energy savings IBM’s Enterprise Computing Model Opportunity $15B $6B $39B Software IT technology Services: technology and business $60B WW Oppty Source: IBM Analysis, May 2009 Range of cost savings Projected Results Virtualize 25% of IBM’s server infrastructure 80% reduction in energy use 85% reduction in floor space Accelerate time-to-value for clients based on internal IBM process automation IBM Lexington Low / High 0% 20% 40% 60% 80% Server & Storage Virtualization Client Virtualization Energy Efficient Hardware Data Center Optimization Software Energy Management

Services Labor Management Transformation Improving productivity and utilization drives margin expansion Improve Utilization with Analytics End-to-end labor management improves efficiency of moving high-value skills to client needs Apply Supply Chain Tool and Techniques to Labor Reduce labor costs Increase utilization of IBM core suppliers to maximize 15% price differential with non-core Streamline Labor Management Processes Target 8% savings on contractor spend Improve speed of skills acquisition up to 50% Improve speed to onboard contractors up to 50% Reduce skills redundancy between employees and contractors Combined actions to save over $100 million in 2009.

Services Quality – Defect Prevention Projected savings of $50 million in 2009 Productivity Quality Objectives of the Global Defect Prevention initiative Develop and deploy a methodology to proactively & systematically improve: Services delivery quality by reducing the number of defects Productivity by understanding how to synthesize incidents across accounts in order to clearly reduce the number of incoming incidents Knowledge Management by ensuring organizational support to leverage defect knowledge across accounts 2008 Results (for targeted accounts) 30% reduction in defect rates observed 15% improved labor productivity observed 33% reduction in mean time to resolution (Of Intel pool in one of our global delivery centers)

Kaiser Permanente CHALLENGE IBM’s Winning Value Proposition BENEFITS Serve 8.6 million members, 14,000 physicians in 453 US medical centers by delivering “Real-Time Personalized Healthcare”: IT staff to meet new technology demands Process-oriented professional culture focused on high reliability Documented processes with demonstrable compliance to controls Continuous process improvement Year-over-year reduction in costs Long Term Partnership High quality executive relationships Consistent value Proven leadership in IT Process Transformation Access to critical skills, with global resources Compliance with environmental initiatives and regulations Health care vision Value Reduced IT operating expenses and capital expenditures Improved service quality Service quality, availability, adaptability via continuous process improvements Reduced IT operating and capital expenses Healthcare and IT insights and innovation leveraging IBM technology and research Enhanced risk management Global and scalable IT talent and skills "This agreement will allow us to build on our leadership in health care technology [and] continue to deliver real-time, personalized health care.” ~ Phil Fasano, CIO, Kaiser Permanente

IBM Investor Briefing

Sara Lee

IBM ranked #1 on all value categories in IDC's recent BPO vendor perception study.

Source: IDC, U.S. Customers Select IBM, HP-EDS, Unisys, Accenture, Infosys, ADP, and Fidelity as Top 5 Ranked BPO Vendors for Transformation, Integration, Innovation, and Cost Optimization, (Doc#216191), Feb 2009.

CHALLENGE

- Establish an efficient and effective infrastructure to support growth
- Simplify organization to achieve efficiencies
- "Right size" cost structure

SOLUTION

- Finance & Accounting Solution (F&A)
- Indirect Procurement Services
- Application Management Services (AMS)

BENEFITS

- Accelerate path to a globally integrated, back office shared services
- Significant cost and efficiency improvements
- Improved environment to support future growth
- World class procurement operations model

"IBM is a trusted and long-standing partner of Sara Lee, with deep experience in large, global programs. Through their worldwide Centers of Excellence, IBM has industry-specific competencies on a global scale and capabilities to secure qualified resources."

~ Theo de Kool, Executive vice president, Sara Lee

© 2009 IBM Corporation

Bharti Airtel Total Contract Value “Five years ago we entered into a strategic outsourcing relationship with IBM. This radical move elicited a strong response in the telecom fraternity, because outsourcing an entire IT function was like giving away one’s heart. Today, we have access to a broader range of capabilities and the partnership with IBM has brought significant benefits to Bharti, while playing a role in building our nation and bridging the digital divide.” ~ Sunil Bharti Mittal, Chairman and Managing Director, Bharti Enterprises 2004 2008

Summary We continue to deliver margin expansion Productivity Actions During 2008 and 1Q2009 we rebalanced our labor base which will drive savings almost $600 million in 2009 Services Labor Management Transformation projected to yield $100 million of savings Defect prevention projected to yield savings of $50 million in 2009 Portfolio shift to higher-value offerings Integrated Technology Services (ITS) asset-based offerings added $300 million of revenue year-to-year and carry a higher margin Revenue for these offerings grew approximately 1.5 times the rest of ITS Enhanced portfolio with compelling offerings Virtual Infrastructure Access Green Data Center Capabilities Public and Private test Clouds Business Continuity and Resiliency Services: Investment commitment of approximately $800 million over last 5 quarters Growth Markets 19% revenue growth in 2008 Margins 2 points better than major markets performance

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Systems and Technology Bob Moffat Senior Vice President and Group Executive

Systems and Technology Improve competitiveness and enhance business execution Leadership Cost / Expense Structure Leadership Go to Market Leadership Products Extend leadership in virtualization and consolidation Continue systems leadership to gain share and capture profit Longer Term Model 2009 and 2010 Imperatives Position IBM to win the future computing infrastructure opportunity Drive additional growth and margin opportunity through: System Design Virtualization Workload Management Capture emerging workloads for Smarter Planet Long-Term Pre-Tax Income Growth Model: 7% - 9% On Track to Deliver $1B Gross Profit from Virtualization by 2010

Tracking to 2010 Objectives 2007 2008 2009 2010 Actual Actual Objective Virtualization Track (Cumulative GP $M) Source: IDC Worldwide Quarterly Server Tracker 4Q08 +6pts Through 2008, ahead of track to $1B GP from virtualization by 2010 (IBM = Power + Mainframe) $250K+ Portion of Server Market (% of IBM Revenue Share) $579 $1,000 $181 IBM HP Sun Fuj/FSC All Others 2006 2007 2008

Evolution of the Data Center Virtualization Multi-System Virtualization Virtual Servers, Storage, Networks Storage Servers Networks V V V Scale-Out Sprawl Windows Servers Linux Servers Unix Servers Management Servers Switches Storage Firewalls, Routers Windows Server Linux Server Mainframe or Unix Server Networks Storage V V V V V Consolidation Ensemble Ensemble Ensemble Ensembles Virtualization allows clients to consolidate like platforms for higher utilization and lower costs Going forward, clients want to manage heterogeneous pools of servers, storage and network as a single system

Future Systems View of Infrastructure Highly-automated, virtualized computing services High performance converged network Virtualized storage services Surrounded by quality of service expectations for application resiliency, system security, improved economies of scale and efficiency DATA CENTER BACKBONE VIRTUALIZED STORAGE VIRTUALIZED SERVERS

Workloads Key to Addressing Client Needs 2008 Workload Size for Server / Storage and CAGR for 2010-2012 Transaction Processing and Database Business Applications Analytics and High Performance Computing Web, Collaboration and Infrastructure Profit CAGR 2% $2.1B Revenue $21B Source: IBM's ordinal positions from IDC's 2008 Server Workload Multiclient Study and IDC's 2008 Server Workload Multiclient study. IBM achieved those rankings in both the server MCS and the storage MCS, separately. Source of Market Revenue, CAGR and Profit: IBM Analysis. IBM Position #1 Profit CAGR 2% $0.8B Revenue $12B IBM Position #1 Profit CAGR 2% $1.1B Revenue $16B IBM Position #1 Profit CAGR 3% $1.6B Revenue $43B IBM Position #2

Not all Workloads Are the Same Transaction Processing and Database Business Applications Analytics and High Performance Computing Web, Collaboration and Infrastructure Scale High Transaction Rates High Quality of Service Handle Peak Workloads Resiliency and Security Compute intensive High I/O Bandwidth High Memory Bandwidth Floating point Highly Threaded Throughput-oriented Scale Out Capable Lower Quality of Service Scale High Quality of Service Large Memory Footprint Responsive Infrastructure

Workloads Influence Platform Choices Transaction Processing and Database Business Applications Analytics and High Performance Computing Web, Collaboration and Infrastructure Scale High Transaction Rates High Quality of Service Handle Peak Workloads Resiliency and Security Compute intensive High I/O Bandwidth High Memory Bandwidth Floating point Highly Threaded Throughput-oriented Scale Out Capable Lower Quality of Service Scale High Quality of Service Large Memory Footprint Responsive Infrastructure Mainframe UNIX UNIX Windows UNIX UNIX Source: IDC WW Server Workloads 2008, IDC WW Storage Workloads 2008. UNIX = UNIX + Linux + i5OS Most Common Choices for Enterprises Greater Than 1000 Employees

More than 8K Client Assessments Demonstrate Clients Use Multiple Platforms to Optimize IT Most clients run hundreds or thousands of different workloads. They leverage multiple types of servers, storage, and operating systems. Many factors impact the selection of the optimal platform, including: Quality of service requirements ISV support Availability of platform skills and capacity Adjacent workloads Data General Business Financial Services Distribution Sector Public Sector Communications Sector Industrial Sector Industry breakdown of various client assessments conducted by IBM over the last 12 months

Video Inserted Here Esat Sezer Senior Vice President and CIO Coca Cola Enterprises, Inc.

Emerging Workloads Rod Adkins Senior Vice President Development and Manufacturing, Systems and Technology Group

The Next Era of Systems Innovation Frequency Performance Multi-core / Virtualization Consolidation Fit for Purpose Hybrid 1980 2000 2010 Value Complex Simplified Dynamic

Hybrid Systems Today – Fit for Purpose Multi-core / Virtualization Consolidation Fit for Purpose Hybrid 1980 2000 2010 Value Complex Simplified Dynamic Hybrid Supercomputing IFLs zIIP zAAP Crypto Coupling Specialty Workload Engines Hybrid Gameframe

Innovation at All Levels of Systems Stack Enhance emerging workload consolidation Hybrid Systems Help improve Data Center efficiency Clouds Computational Lithography Extend CMOS density scaling 3D Integration Revolutionize chip packaging Multi-core Processors Change hardware system design 10G Ethernet Enable network fabric convergence Flash Increase system performance and efficiency Allow better asset utilization System Management

A Smarter Planet will generate vast amounts of data that will be disseminated at networking speeds. Emerging class of applications require real time data analysis and prediction with improved: Emerging Workloads Performance Scaling Efficiency Accelerators – enable real-time analytics Multi-thread chips – need for concurrent operations Modularity – dynamically adjust and sustain performance at peak loads Scale-out storage – provide repository for archiving and retrieving massive amounts of data Energy management – enable new levels of energy optimization Advanced virtualization – create single view for intelligent workload placement and mobility Ensembles and Clouds – manage pool of resources as single system

IBM Investor Briefing IBM

Smarter Traffic - Stockholm Congestion Management

Workload scale and complexity are increasing as cities aspire to implement "smarter" policies


Transaction Processing and Database
Web and Infrastructure
Business Applications
Analytics and High Performance Computing

Tariff calculation of 300K vehicles a day
Power System with multiple LPARs, DS4000 storage, WebSphere Application Server, DB2, AIX, SAP

Real time license plate recognition
System x BladeCenter, DS4500 storage, WebSphere Application Server, DB2, Message Broker, IBM OCR, Linux

Web/retail channels for payment processing
System x BladeCenter and DS4500 storage, WebSphere Application Server, DB2, Message Broker, Linux, SAP CRM

Analytics and Intelligence for metrics and incentives
Power System w/ multiple LPARs and DS4000, DB2, SAP, BI

© 2009 IBM Corporation

Emerging Workloads: Hybrid Systems Financial Analytics Network Security and Threat Management Medical Imaging Video Surveillance 3D On-Line Infotainment Search Real Time Analytics Mainframe UNIX x86 Storage Multi-workload consolidation and secured transactions Image rendering Database acceleration Encryption Compression Computation intensive Specialty engines for optimized workload characteristics General Purpose System Throughput and Computational Accelerators Integrated Systems Management

Hybrid Systems Blueprint for a Smarter Planet Enabling customers to more efficiently run both traditional and emerging workloads Performance optimization and emerging workload consolidation Integration of high value functions – encryption, compression, acceleration Tight integration for improved virtualization across servers, storage and network Improved resiliency for higher availability across the datacenter Flexible operating environment – zOS, AIX, IBM i, Linux, Windows Systems software – virtualization, management, energy, security, availability Upward integration into IBM’s middleware stack for end-to-end optimization Policy-based system management for intelligent placement and mobility of workloads Shared resource pooling – manage servers, storage and network as a single system Integrated Software Integrated High Speed Fabric and Virtual I/O Unified Infrastructure Management Integrated Accelerators

Summary The future infrastructure will be highly automated, virtualized compute services connected by a high speed data fabric. Workloads are critical to understanding both how clients choose platforms and will deploy the future infrastructure model. IBM will sustain its leadership and profitability in the data center. IBM innovation and leadership in system design, virtualization, and workload management provide additional growth and margin opportunity. IBM is best positioned to capture emerging workloads for Smarter Planet.

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Software Steve Mills Senior Vice President and Group Executive, Software Group

Software Longer Term Model 2009 and 2010 Imperatives Strategy is working and continues to gain momentum Customers continue to require mission critical software Short term ROI and transformation projects deliver value Continue profit growth and IBM margin Acquisitions paying dividends Revenue lift from adjacent plays Continued share gain Utilize core middleware to drive Industry Framework Solutions New revenue sources Cross-brand opportunity Leverage IBM’s unique assets / deliverables Smarter Planet Solutions New market for integration and optimization software Long-Term Pre-Tax Income Growth Model: 12%-15% (14%-17% excluding amortization of purchased intangibles)

Software: 2004 to 2008 Revenue Growth = + $6B; PTI Growth = + $3B Pre-Tax Income Growth Revenue Growth 2005 2006 2007 2008 4% 7% 6% 8% 2005 2006 2007 2008 19% 15% 9% 18% 2008 Software Revenue 30% 70% 60% 40% Mission Critical Annuity Short-term ROI & Transformational Transactional @ constant currency As reported As reported

Software Revenue Growth Drives IBM Profit Growth 2006 2008 Profit Revenue Software 43% Software 45 - 47% Software 20% Software 21% Software 23% 2010 est. Software 41% Note: Excludes Yr/Yr pension savings and amortization of acquired intangibles

Software Enablers for Growth Information Agenda Unlocking the business value of information Industry Frameworks Differentiating IBM to clients – next generation Service Oriented Architecture Smarter Planet Solutions Thinking and acting in new ways

IBM Investor Briefing

Information Agenda

Information Management Revenue Growth

@ constant currency


8%
13%
10%
22%
2005
2006
2007
2008

IT Spending Estimates*
2009 @ CC


Business Optimization
$105B
8% CGR
Business Automation
$566B
3% CGR

- Businesses are leveraging information to drive smarter business outcomes.
- Information Management Software provides an industry-leading platform for Information Agenda, enabling our customers to:
  - Increase revenue
  - Increase productivity
  - Reduce cost
  - Reduce risk
- Information Management Software is key to:
  - GBS: Business Analytics & Optimization
  - GTS: Cost Reduction by Leveraging Information
  - STG: Analytics Hardware offerings
- Information Management Software leverages IBM Research for advanced analytics.
  - System S
  - Natural Language Analytics

© 2009 IBM Corporation

*Source: IBM analysis, includes addressable hardware, software and services opportunity. CGRs 2009 – 2012.

Information Agenda Customer Experiences New York Police Department: By integrating its siloed crime data systems, NYPD gets a more holistic view of information enabling it to redeploy resources in response to crime patterns and trends helping to resolve crimes and apprehend criminals more quickly Smarter Public Safety TDBank Financial Group: Deployed first-of-a-kind stream computing solution capable of consuming, analyzing and acting on real-time market data while maintaining sub-millisecond response times even under extreme data loads Smarter Financial Services Geisinger Health System: Integrates real-time clinical data with medical history information to create a massive storehouse of intelligence that will assist doctors in delivering care Smarter Healthcare City of Albuquerque, NM: The city automated data collection and information sharing and standardized its IT systems with a scalable business intelligence (BI) solution based on IBM Cognos. Realized a 2000% ROI from Cognos investment. Smarter Government

Frameworks are the Base of Cross-IBM Solutions Differentiates IBM to clients Foundation for continuing growth in existing clients Leads to more profitable deals Vehicle for delivering on Smarter Planet IBM’s Industry Framework revenue is growing at a 30% CGR (2008 - 2012) Revenue growth will contribute 1 to 2 points pre-tax income growth annually Industry Solutions Industry Frameworks Open, Industry Standards IT Operations Business Optimization Business Integration Composite Business Services Process / Data Models Integration Assets ISV Services GBS / GTS led domain / focus Software Group led domain / focus Coordinated S&D, SWG, GBS, GTS effort Industry Solutions Industry Frameworks Open, Industry Standards IT Operations Business Optimization Business Integration Composite Business Services Process / Data Models Integration Assets ISV Services GBS / GTS led domain / focus Software Group led domain / focus Coordinated S&D, SWG, GBS, GTS effort

IBM Investor Briefing

IBM

Industry Framework Customer Examples

Smarter Telecommunications



mobilkom austria: Wireless carrier speeds delivery and improves customer service with implementation of IBM's Service Provider Delivery Environment (SPDE). Time-to-market of new services has been reduced by 30 – 50%.

Smarter Energy Grid



DTE Energy: Increased utilization of facilities from consolidation, redesign and standardization of business systems using SOA technologies, Solution Architecture Framework for Energy (SAFE), and Tivoli Maximo software results in projected $75M annual operational cost savings.

Smarter Oilfield



StatoilHydro: Intelligent Oilfield, based on IBM's Integrated Information Framework (IIF), links advanced real-time sensor capabilities in the field to powerful analytical capabilities resulting in 5% increase in oil and gas production and 30% reduction in costs resulting from monitoring and maintenance.

Smarter Healthcare



Duke Medicine: The Duke Healthview portal, based on IBM's Health Integration Framework (HIF), offers a single user interface for patients and physicians to access information from multiple applications and environments.

© 2009 IBM Corporation

IBM Investor Briefing

IBM

Building a Smarter Planet

Thinking and Acting in New Ways to Make Our Systems More Efficient, Productive and Responsible

New Intelligence

"Data is exploding and it's in silos"

I Need Insight

Smart Work

"New business and process demands"

I Need to Work Smart



Green and Beyond

"Our resources are limited"

I Need Efficiency

Dynamic Infrastructure

"My infrastructure is inflexible and costly"

I Need to Respond Quickly

Market Opportunity

	2008 ($B)	'08-'12 (CGR%)
Middleware	$119	4%
Expansion	$9	21%
Total	$128	6%

- Non-traditional IT market is expected to grow 21%, 5X faster than the traditional Middleware market.

Source: IBM analysis

© 2009 IBM Corporation

Irish Life: Built a customer-centric hub that provides a real-time, 360 degree view of customers, enabling employees to quickly identify cross-selling opportunities and giving customers easy access to their account information. Reduced duplication and conflicting views of client base by 30%. Smarter Insurance DONG Energy: Installed remote monitoring and control devices to gain an unprecedented level of information about the current state of the grid, lessening outage times by a potential 25 - 50% and up to 90% capital savings Smarter Energy Grid Building a Smarter Planet Smarter Manufacturing AIRBUS: Implemented an integrated, end-to-end, highly instrumented supply chain using RFID and automatic identification (AutoID) technologies across all business processes enabling 100% automation of data entry resulting in 75% reduction in physical handling of parts, which saves on labor Matiq: Employs RFID tags to trace meat and poultry from the farm, through the supply chain, to supermarket shelves to ensure safety and freshness and provide more transparency to consumers Smarter Food

IBM Investor Briefing

Building a Smarter Planet

AIRBUS The solution combines automatic identification (AutoID) technologies, which include RFID technologies, with IBM middleware:

Solution Components

- WebSphere RFID Premises Server
- WebSphere Process Server
- WebSphere Business Integration Adapter for SAP
- WebSphere Business Monitor
- Tivoli Monitoring
- Tivoli Composite Application Manager
- Rational ClearCase
- IBM Sensor and Actuator Solutions
- IBM Software Group Lab Services
- IBM Global Business Services
- IBM Business Partner OATSystems

DONG energy Dong Energy teamed with IBM to implement an Intelligent Utility Network, installing remote monitoring and control devices that give the company an unprecedented amount of information about the current state of the grid

Solution Components

- WebSphere Application Server
- WebSphere MQ
- WebSphere Message Broker
- WebSphere Eclipse Platform
- Rational Software Architect
- IBM ILOG JRules Software
- IBM Global Business Services
- IBM Business Partner PowerSense

Irish Life & Permanent Leveraging SOA principles, deployed a master data management initiative and built a customer-centric hub integrating information in real-time and providing single view of customer

Solution Components

- WebSphere MQ
- InfoSphere Information Server
- Information Master Data Management Server

matiq (feeding your business) Implemented end-to-end infrastructure solution to track and trace poultry and meat products from the farm to supermarket shelves

Solution Components

- WebSphere RFID Premises Server
- InfoSphere Traceability Server
- IBM Sensor and Actuator Solutions
- IBM Global Technology Services
- IBM Business Partner Reva

IBM Investor Briefing

IBM

Smarter Infrastructure

Foundation for Smarter Planet Solutions


Smarter Infrastructure
WebSphere DataPower Appliances
New!
WebSphere CloudBurst Appliance
June '09
IBM CloudBurst (Computing Infrastructure in a Box)
Tivoli Foundation Appliances
ISS Proventia Server Intrusion Prevention System
InfoSphere Balanced Warehouse
InfoSphere Information Server Blade
Cognos Now!
IBM Smart Cube (IBM Smart Business Software Pack)
Lotus Foundations

© 2009 IBM Corporation

Summary Gain share in traditional Middleware IBM Software has gained share for the past 6 quarters Differentiate IBM through Industry Framework Solutions Doubling client engagements year over year Capture new market by delivering Smarter Planet Solutions This market is growing 5X faster than traditional Middleware market Well Positioned for Growth

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Differentiating IBM: Research Dr. John E. Kelly III Senior Vice President, Director of Research

Impact on IBM and the Marketplace Globalization and Leverage Balanced Research Agenda IBM Research Priorities

Watson Almaden Austin Tokyo Haifa Zurich India China IBM Research Lab IBM Research: Collaborative Innovation IBM Research Collaboration Pangoo

Source: IFI Patent Intelligence 2008 US Patent Leaders 16 Consecutive Years of Patent Leadership 4186 2030 1776 1424 Microsoft Intel HP 4500 0 Number of Patents IBM >2x >20x 205 192 186 Oracle EMC Apple 68 58 Accenture Google 70% Software and Services

Hardware Software Research Agenda 1970s 1980s 1990s 2000 2008 Integrated Solutions Evolution of IBM Research Services

Impact on IBM and the Marketplace Systems Extending Z&P Leadership Virtualization Low-power Data Centers Petaflop machine Services Improving margins Creating assets Services quality Intellectual Property Transfer IP to IBM brands Patent leadership IP income Software Key middleware features/functions Technical roadmaps for acquisitions System S

IBM Research: Major Initiatives for a Smarter Planet Nanotechnology Hybrid Systems Stream Computing Cloud Computing Business Analytics Mobile Web Services Quality

Existing Applications Hybrid Systems and New Applications Existing Applications SOA Infrastructure XML Data Next-gen UI Rich Media Unstructured Data Secure Computing Event-based Systems Real-time Analytics Sensor Infrastructure Scale-out Infrastructure Emerging Applications Applications are emerging toward Smarter Planet and real-time capabilities

9 General Purpose Systems General Purpose Systems Hybrid Throughput- Optimized Systems SOA Infrastructure XML Data Next-gen UI Rich Media Unstructured Data Secure Computing Event-based Systems Real-time Analytics Sensor Infrastructure Scale-out Infrastructure Hybrid Systems and New Applications Emerging applications will require substantial improvements in system characteristics New application-optimized computational elements will fundamentally transform systems

Accelerators I/O Compute / Memory + + = Systems Management Consolidation ISS Protocol Analysis Hybrid Optimized Computation Node 50 X Performance Improvement vs. Current Generation Solutions Server/Blade 1 Server/Blade 2 Server/Blade 3 Server/Blade 4 Server/Blade 5 Server/Blade M . . . Load Balancing and Distribution IDP IDP IDP IDP IDP IDP Hybrid Wire-Speed Computing Enables Leadership Security and Threat Management Capabilities

Transformational Hybrid Systems – Exascale Compute Backbone Datacenter (~ 8K servers, 80 Tops) Roadrunner – 1.1 PF (Fastest supercomputer) Internet Datacenter (~70K servers, ~700 Tops) Three Racks 1000x

Conventional Computing One machine to handle 1000’s of simultaneous inputs Traffic bottlenecks, slow response times Inflexible to changing events Request Request Request Request

Stream Computing Continuous Ingestion Continuous Analysis in Microseconds

Smarter Planet – Financial Services Automated Options Trading 21 X Performance Improvement Analytical Software IBM Blue Gene Streaming Data System S + + =

 IBM USHERS IN ERA OF STREAM COMPUTING New Software Delivers Real-Time Business Analytics Platform NEW YORK, May 13, 2009 – At its annual investor briefing today, IBM (NYSE: IBM) announced the availability of its unique “stream computing” software that enables massive amounts of data to be analyzed in real time, delivering extremely fast, accurate insights to aid business decision-making. The new software is called IBM System S. IBM also announced today the opening of the IBM European Stream Computing Center, headquartered in Dublin, Ireland that will serve as a hub of research, customer support and advanced testing for what is expected to be a growing base of European clients who wish to apply stream computing to their most challenging business problems. Press Release

Security Multi-tenancy Power Density Load Balancing Provisioning Cloud Computing Public Clouds Private Enterprise Clouds IBM Research Global Cloud Center No mission-critical applications Minimal security Homogeneous Cloud manages content 99.99% reliability Many mission-critical applications Highly secure Heterogeneous You manage content 99.999% reliability Analytics-ready

 Business Analytics Smarter Logistics System Smarter Cities Telco Client Deep Mathematics and Management Financial Services Telco analyzes 250 million call details every day to predict and prevent potential customer defections Business Analytics Optimization (BAO) Cognos ILOG High Performance Servers By 2010, more than 30 billion radio frequency tags will be embedded in the logistics process A city may have more than 3K digital surveillance cameras producing more than 17 trillion bytes of uncompressed data per camera every month By 2010, more than half of equities trading will be algorithmic 3 Unique Capabilities New algorithms and formulas Deep mathematics and operations research skills Large database expertise Industry Consulting Expertise IBM Research

Services Quality: Evolving Requirements Producer / consumer not separated Expectations easier to manage Componentization- Reuse and sharing of resources Formalized expectations Global sourcing Need for scalable processes Structured, componentized delivery Asset based Engineering discipline Increasing Complexity ’80s In-house ’90s Outsourcing ’00s Globalization ’10s Smart Systems

IBM Investor Briefing

Services Quality Opportunity

- People & Process failures dominate in Services
  - Operator errors result in:
    - ~37% security failures
    - ~50% system outages
- $B operational opportunity in IBM services business
- Multi-$B potential in transforming our clients' businesses


Processes
10^3
People
10^5
Products
10^3 technology pieces and variants X 10^2 combinations or versions

© 2009 IBM Corporation

Quality Transformation Across the Services Lifecycle Leveraging IBM’s Strength in Technology, Automation and Manufacturing Service Engineering Client Engagement Services Experience Complex Integration Service Delivery Delivery Centers Defect Diagnostics Defect Prevention Best Practices Operations Metrics Service Level Priorities

IBM Investor Briefing

The Watson System

Deep Analysis of Questions and Content


Question
Clue/ Category Analysis
Primary Search & Candidate Generation
1000's of Candidates
Shallow Scoring & Filtering
100's of Candidates
Supporting Evidence Retrieval
10k's Pieces of Evidence
Deep Evidence Scorers
100k's of Scores
Final Merging / Ranking
Answer, Confidence
100's of Hits
10k's of Hits
Distributed Search Engine
Statistical Models

Reads huge volumes of text to acquire wide range of knowledge



100's of millions of facts inform and refine text interpretation

© 2009 IBM Corporation

Watson’s Potential Business Applications Electronics: Help-desk, smarter home Financial Services: Compliance & risk mitigation, credit checks Healthcare / Life Sciences: Improve diagnoses, self-help Retail / Consumer: Customer service, self-service Transportation: Optimized routing, real-time information

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Differentiating IBM: Smarter Planet Ginni Rometty Senior Vice President, Global Sales and Distribution

Frozen credit markets and limited access to capital Economic downturn and future uncertainty Energy shortfalls and erratic commodity prices Information explosion and risk/opportunity growth Slowing superpowers and emerging economies Increasingly complex supply chains and empowered consumers The Reality of a Globally Integrated World is Upon Us

170 billion Kilowatt-hours wasted each year by consumers due to insufficient power usage information Annual impact of congested roadways in the U.S. alone 3.7 billion lost hours 2.3 billion gallons of gas People worldwide pushed below the poverty line by personal healthcare expenditures 100 million The Need for Progress is Clear

Our world is becoming INSTRUMENTED Our world is becoming INTERCONNECTED Virtually all things, processes and ways of working are becoming INTELLIGENT + + = A Mandate for Change is a Mandate for Smart

Smarter Roads Smarter Telco Smarter Utilities Smarter Healthcare Smarter Food Smarter Oil & Gas Smarter Transportation Smarter Money Smarter Public Safety Smarter Supply Chains Smarter Cities Smarter Retail IBM is Leading the Charge to Think and Act in New Ways – Economically, Socially and Technically

Smarter Healthcare Market Opportunity Solution Point Product $ 34 $ 6 Current Market $B Expanded Oppty $ 28 $ 15 5% 2% CAGR ’08-’12 5% 8% Annual healthcare expenditures: $5T worldwide $53B annual savings potential if all U.S. Healthcare transactions were electronic 98% of U.S. hospitals do not have comprehensive Electronic Medical Records Stimulus $190 Health analytics Health plan member analytics Public health, disease surveillance and modeling Medical Home Electronic Medical Records (EMR) Integration Portals for care teams, members and patients QUALITY AND OUTCOMES COLLABORATIVE CARE OPERATIONAL EFFICIENCY IT optimization and virtualization SOA for flexible business processes Source: IBM Analysis, May 2009

Enhanced passenger experience Capacity planning and congestion reduction Operational efficiency Passenger experience and loyalty Multi-channel self service Facilities, operations and asset management CONNECTED AIRLINES AND AIRPORTS INTELLIGENT TRANSPORTATION SOLUTIONS MODERN RAIL SYSTEMS Road user charging Integrated fare management Capacity prediction (multi-modal) $300B to be spent on railroads globally over next 5 years – 1/3 of it in China By 2020, demand for air travel will reach 7 billion passengers, while capacity will be only 6 billion. Traffic congestion costs the European economy 100B Euros annually (1% of GDP) Smarter Transportation Market Opportunity Solution Point Product $ 28 $ 4 Current Market $B Expanded Oppty $ 23 $ 6 3% 0% CAGR ’08-’12 3% 7% Stimulus $880 Source: IBM Analysis, May 2009

OPERATIONAL EFFICIENCY GRID RELIABILITY EMPOWERMENT OF CONSUMERS Intelligent utility network optimization Communications and IT networks Customer focused utility Customer intelligence and analytics Plant asset performance management Knowledge management Power outages cost the U.S. economy $150B annually Worldwide energy demand will grow by nearly 37% by 2030 Smart Grids can lower CO2 emissions 14% by 2020 Smarter Energy and Utilities Market Opportunity Solution Point Product $ 33 $ 5 Current Market $B Expanded Oppty $ 28 $ 6 4% 1% CAGR ’08-’12 5% 9% Stimulus $300 Source: IBM Analysis, May 2009

IBM Investor Briefing IBM

Building an Ecosystem for Smarter Industries

- Smarter Power Grid study by IBM's Institute for Business Value
- Intelligent Utility Network Coalition
- 7 Utilities serving 50M+ consumers

Pepco Holdings Inc · CenterPoint Energy · Sempra Energy · countryenergy · Progress Energy · DONG energy · NDPL

- Working on 7 of the 10 largest automated meter-reading projects


Thought Leadership
Coalition/ Standards
Policy
R&D Analytics/ Optimization
Industry Frameworks/ Partners
Solutions/IP Delivery
Anchor clients
Smarter Industry (E&U)

- Over 20 industry solutions/IP assets
- 3 solution centers

- GridWise Alliance
- Member of US Department of Energy's Electricity Advisory Committee and chair of Smart Grid Subcommittee

- SAFE Framework
- 70 Partners

- GridWise Olympic Peninsula Project
- Advanced Security for the IUN

© 2009 IBM Corporation

60 million people moving to cities each year 59 cities with 5 million+ citizens by 2015 70% world population living in cities by 2050 India’s urbanization rate at 50% by 2030 Equivalent of US population to join urban population in China by 2025 $40+ trillion investment in urbanization in China (2005-2025) Smarter Cities – A System of Systems

IBM **Investor** Briefing

Current Economic Recovery Spending Totals $5.5T
($2.8T in Fiscal Stimulus Spending)


$5.5 T
Tax Relief $0.4T
Banking/Corp Support
$2.3T
Fiscal Stimulus Spending
$2.8T

Key Countries

China	$940 B
US	$860 B
Japan	$160 B
Germany	$ 90 B
S. Korea	$ 80 B
Italy	$ 50 B
Brazil	$ 40 B

Examples of Stimulus Spending

Energy
- *Smart Grid*
- *Federal Building Efficiency*
- *Renewable Energy R&D*

Healthcare
- *Healthcare IT*
- *Medicaid to States*

Transportation Infrastructure
- *Intercity Rail*
- *Airport Improvement*

Education
- *21st Century Classrooms*

Science/Technology
- *Broadband*
- *University Research Facilities*

Banking
- *Financial System Risk Utility*
- *National Housing Info Clearinghouse*

Government
- *Water Resources*
- *Public Safety*
- *Environmental Cleanup*

Source: IBM Analysis, May 2009

© 2009 IBM Corporation

 $100B (5 years) Rail $124B (3 years) Healthcare $77B (2009) Energy and Utilities China’s Modernization IBM China 18,000+ employees 26 offices 1800 consultants 5000+ services professionals 3000+ integration experts 10,000 business partners China Revenue 2005 2006 2007 2008 Global Innovation Hub IBM China Research Lab IBM China Software and System Lab IBM China System Center Global Services Oriented Architecture Solution Center IBM China Innovation Center Beijing Analytics Solution Center China Aligning to China’s National Agenda for Growth $1.5B $1.7B $2.3B $2.6B

Investing in smarter railroads Foster collaboration across ecosystem of partners and advisors Passenger and freight railroads from US, Canada, Europe and Asia Prestigious universities in US and China including Michigan Tech Solution providers including RMI, Motorola and Sabre Evolving advisory role for government agencies worldwide Drive co-creation of solutions, industry standards, research and thought leadership Help railroads increase capacity, network velocity and efficiency while enhancing customer service Asset management, maintenance, scheduling, and rail network management Wireless monitoring of rolling stock and fixed infrastructure Supply chain and energy use optimization – for railroads and their customers Safety and security including Digital Video Surveillance Passenger sales and service Draw on assets and expertise from across IBM: IBM Watson and China Research Centers IBM China Software Lab IBM China Systems Center IBM Analytics Solution Centers (Beijing and other global sites) Global Delivery Centers worldwide Recent acquisitions including ILOG, Cognos and Maximo IBM Global Rail Innovation Center, Beijing – Opening June 2009

Summary The business need and opportunity to build a smarter planet is real Via smarter planet, we have access to new and faster growth in higher value spaces Our smarter planet agenda positions us to capture stimulus spending globally We know how to pursue these opportunities and have the assets and capabilities to effectively execute and drive results

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Financial Model and 2010 Roadmap Mark Loughridge Senior Vice President and Chief Financial Officer

Transformation Revenue, 2000-2002 includes HDD Near Term Strong performance through 2008 Confident in at least $9.20 EPS in 2009 Ahead of pace to deliver $10 to $11 EPS in 2010 Long Term Investing in Growth Markets Shifting to higher value spaces Driving operating leverage * Excluding Global Financing receivables Transformation Enabling Long Term Performance Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $4 $6 $8 $10 $12 $14 $16 $18 $20 2000 2001 2002 2003 2004 2005 2006 2007 2008 Free Cash Flow ($B) * $2 $3 $4 $5 $6 $7 $8 $9 $10 EPS Free Cash Flow * EPS

Transformation Divested Revenue: PC, HDD, Printers, Displays, EDI, Interconnectivity Products Revenue Transformation Enabling Long Term Performance * Excluding Global Financing receivables Note: EPS has been restated to reflect the adoption of EITF 03-6-1 Near Term Strong performance through 2008 Confident in at least $9.20 EPS in 2009 Ahead of pace to deliver $10 to $11 EPS in 2010 Long Term Investing in Growth Markets Shifting to higher value spaces Driving operating leverage $4 $6 $8 $10 $12 $14 $16 $18 $20 2000 2001 2002 2003 2004 2005 2006 2007 2008 Free Cash Flow ($B) * $2 $3 $4 $5 $6 $7 $8 $9 $10 EPS Free Cash Flow * EPS

2010 Roadmap

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 5% Revenue Growth +1 to 2 pts Revenue Growth Long Term EPS Roadmap: May 2007 10% CGR 14% CGR 16% CGR 10% - 12% CGR EPS Model Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05 ~$11 ~$10 ~$9

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$0.75 Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC ~ 0.35 Progress through 2008 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$0.75 ~$1.00 Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC Net margin expansion in model ~ 0.35 ~ 0.90 Progress through 2008 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$0.75 ~$1.00 ~$1.10 Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC Net margin expansion in model Share repurchases of ~ $30 B ~ 0.35 ~ 0.90 ~ 0.65 Progress through 2008 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 ~$9 $6.05

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.75 ~$1.00 ~$1.10 5% Revenue Growth +1 to 2 pts Revenue Growth Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC Net margin expansion in model Share repurchases of ~ $30 B Revenue growth and margin expansion above model ~ 0.35 ~ 0.90 ~ 0.65 ~ 0.45 Progress through 2008 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 ~$9 ~$10 $6.05

2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Costs Yr/Yr 2010 EPS Objective Retirement Related Costs Yr/Yr Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 5% Revenue Growth +1 to 2 pts Revenue Growth Exceeded revenue growth of 3% in 2007 and achieved 2.3% in 2008 @ CC Net margin expansion in model Share repurchases of ~ $30 B Revenue growth and margin expansion above model Will vary based on interest rates and market performance ~ 0.35 ~ 0.90 ~ 0.65 ~ 0.45 Progress through 2008 ~ 0.50 EPS of $8.89 through 2008 Total ~ 2.85 Progress through 2008 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 $6.05 ~$11 ~$10 ~$9

$11.00 2009 and 2010 EPS Objectives 9%+ Yr/Yr At least $9.20 At least $10.00 15%+ CAGR (2006 - 2009) $6.05 $7.15 $8.89 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 2006 2007 2008 2009 Objective 2010 Objective

Sensitivity Case: Based on assumptions including business mix, currency and the pricing environment Solves for minimum required performance to achieve At least $9.20 EPS in 2009 $10 to 11 EPS in 2010

2008 EPS Cost & Expense Savings 2009 EPS Share Repurchases $8.89 Sensitivity Case: 2008 to 2009 EPS Bridge At least $9.20 $1.59 $0.31 $0.00 Retirement Related Costs Business model could absorb up to 7% revenue decline @ cc (-12% revenue as reported) and still achieve at least $9.20 EPS $3B net cost & expense savings $3.5B share repurchases Flat retirement related costs Note: EPS has been restated to reflect the adoption of EITF 03-6-1 IBM can deliver at least $9.20 EPS in 2009 while absorbing a revenue decline of 7% @ cc

Sensitivity Case: Revenue Mix Annuity vs. Transactional Shifting Business Mix External Segment Revenue ($B) Transactional Annuity $103* $87* ** Excludes Enterprise Investments; includes HDD * Sum of external segment revenue Hardware sales Leasing Used equipment sales Outsourcing Maintenance Business Process Services Consulting Systems Integration ITS Services Monthly license charge Services & support One time software license charge Annuity 50% 50% Estimated 2008 Revenue Mix Transactional 38 19 4 3 33 59 13 22 0 20 40 60 80 100 120 140 2000** 2008 Software Services Financing Hardware

Sensitivity Case: Profit Mix Segment Pre-tax Income ($B) $17.5* $11.2* ** Excludes Enterprise Investments and stock-based compensation * Sum of external segment pre-tax income 38% 62% Annuity Transactional Transactional Annuity Annuity 50% 50% Estimated 2008 Revenue Mix Transactional Estimated 2008 Pre-tax Income Mix (Certain expense allocated) Annuity vs. Transactional Shifting Business Mix 2.7 1.6 1.2 1.6 4.5 7.3 2.8 7.1 0 2 4 6 8 10 12 14 16 18 20 2000** 2008 Software Services Financing Hardware

Sensitivity Case: Revenue Annuity vs. Transactional Revenue Growth @ cc 38% 62% Annuity Transactional Transactional Annuity Annuity 50% 50% Estimated 2008 Revenue Mix Transactional * Excludes PC’s Estimated 2008 Pre-tax Income Mix (Certain expense allocated) Business model could absorb up to 7% revenue decline @ cc in 2009 and still achieve at least $9.20 EPS Total IBM At flat annuity revenue, business model could absorb up to 13% decline in transactional revenue @ cc in 2009 3% 4% 2% -15% -10% -5% 0% 5% 10% 2006* 2007 2008 2009 4% 7% 7% 3% 2% -2% -15% -10% -5% 0% 5% 10% 2006* 2007 2008 2009

Sensitivity Case: Cost and Expense $3B Net Cost & Expense Savings Fixed vs. Variable Cost & Expense 40% Variable 60% Fixed Estimated 2008 Cost & Expense Mix Support Functions & Processes Shared services productivity End-to-end process redesign & tools enablement Skills Rebalancing Simplify matrix organization Sales resource deployment Services delivery efficiency Manufacturing parts Subcontracted services Variable compensation Discretionary expense Salaries & benefits Facilities Depreciation Amortization 2.0 1.0 2009

Sensitivity Case: Cost and Expense $1B Savings from Shared Services $2B Savings from Restructuring Actions Restructuring Expense & Savings ($B) Gross Shared Services Spend ($B) $1.0B Shared Services Productivity & Process-Related Savings ($B) Productivity Process Redesign Restructuring Expense Savings $2B Savings $1.7B $0.3B ($0.3B) ($0.4B) ($0.3B) 16.2 14.7 13.7 13.2 12.7 0 5 10 15 20 2005 2006 2007 2008 2009 1.5 1.0 0.5 0.5 0.5 0.0 0.5 1.0 1.5 2.0 2006 2007 2008 2009 (0.5) 0.0 0.5 1.0 1.5 2.0 1Q-3Q08 4Q08 1Q09 2Q-4Q09

2008 Cash & Marketable Securities Net Buyback and Dividends 2009 Cash Available for Acquisitions, Share Repurchase & Debt Reduction Working Capital, Depreciation & Amortization, Other Capital Expenditures $12.9B Sensitivity Case: Cash Flow and Liquidity $12.3 $7.4 ($1.1)** ($4.2) ($6.0) $21.3B Net Income Defined Benefit Contribution $14.4B Free Cash Flow * * Excluding Global Financing receivables ** Subject to equity market performance $25.3B +$4B Additional Sustainable Debt Capacity

$11.00 2010 EPS Objectives 9%+ Yr/Yr At least $9.20 At least $10.00 15%+ CAGR (2006 - 2009) $6.05 $7.15 $8.89 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 2006 2007 2008 2009 Objective 2010 Objective

2009 EPS Cost & Expense Savings 2010 EPS Share Repurchases At least $9.20 Sensitivity Case: 2009 to 2010 EPS Bridge $0.77 $0.15 ($0.15) Retirement Related Impacts $1.4B net cost & expense savings Share repurchases ($0.3B) retirement related costs Yr/Yr; 0% WW ROA in 2009 At least $10.00 $11.00 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 IBM can deliver at least $10 EPS in 2010 while absorbing a revenue decline of 7% @ cc in 2009 and flat revenue in 2010 Assuming $9.20 EPS in 2009, business model requires flat revenue to achieve at least $10 EPS in 2010

Sensitivity Case: Pension ($1.8) ($4.2) ($1.8) ($0.5) ($0.9) ($2.3) ($0.5) ($0.4) ($0.1) $0.3 $0.4 $0.2 ($0.4) ($1.4) ($2.4) ($2.4) ($2.6) ($1.4) ($1.5) Stock ($1.4) ($1.1) Cash ($1.3) Base Case based on December 31, 2008 assumptions, including actions in select World Trade countries Base Case Cash/Stock Contribution to Defined Benefit Plan ($B) Pre-Tax Retirement Related (Expense) / Income ($B) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009e 2010e 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009e 2010e

Sensitivity Case: Pension ($1.8) ($4.2) ($1.8) ($0.5) ($0.9) ($2.3) ($0.5) ($0.4) ($0.1) $0.3 $0.4 $0.2 ($0.4) ($1.4) ($2.4) ($2.4) ($2.6) ($1.4) ($1.5) ($1.5) ($1.7) Stock ($1.4) ($1.1) Cash ($1.3) Base Case based on December 31, 2008 assumptions, including actions in select World Trade countries Sensitivity Case based on 0% worldwide ROA and year-end 2008 discount rates Sensitivity Case Base Case Cash/Stock Contribution to Defined Benefit Plan ($B) Pre-Tax Retirement Related (Expense) / Income ($B) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009e 2010e 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009e 2010e

Well-Positioned for 2009 and 2010 Transformed business mix Significant annuity content Competitive cost structure Strong cash generation Financial flexibility 2006 2010 $6.05 $10-$11 2007 $7.15 2008 $8.89 2009 At least $9.20 Note: EPS has been restated to reflect the adoption of EITF 03-6-1 Expect EPS of at least $9.20 in 2009 Ahead of pace for 2010 Roadmap EPS

Driving Long Term Performance

Growth and Major Markets Growth Markets Major Markets 2008 Performance 18% 10% 10% 82% 5% 2% Percent of IBM Geographic Revenue Revenue Growth In Local Currency Revenue Growth Major Markets Growth Markets

Growth and Major Markets Performance 2008 Growth in local currency (excludes OEM) Growth Markets Major Markets Total IBM 2% 7% 1% 0% 10% 9% 13% Revenue Gross Profit Sales and Marketing Expense General and Administrative Expense

Growth and Major Markets Contribution % of 2008 Revenue Growth @ cc * % of 2008 Revenue * Other Growth 11% Major 82% Major 48% Other Growth 26% BRIC 26% 0.9 pts 1.5 pts Other Growth 3.3 pts 4.8 pts Total 0.7 pts 2.2 pts 2.6 pts Contribution to 2007 Revenue Growth @ cc 0.8 pts BRIC 1.7 pts Growth 1.6 pts Major Contribution to 2008 Revenue Growth @ cc Market (excludes OEM) BRIC 7% * Excludes OEM

Technology Leadership R&D Spending – Last 5 fiscal years ($B) IBM spends more on R&D than most of our Tech peers Enhancing our leadership in enterprise servers & software Leveraging IP assets to remain the #1 provider of IT services Making the right organic investments Virtualization Cloud Computing SOA Service Product Lines & Quality Business Analytics Smarter Planet 36 30 20 18 10 0 5 10 15 20 25 30 35 40 MSFT IBM Cisco HP Oracle

Business Continuity Services Acquisition Activity

Note: Includes 2002-2005 acquisitions less than $500M, and all 2006 & 2007 acquisitions Projected Actual Without amortization of acquired intangibles Estimated Acquisition Revenue Growth 25% 35% 14% 13% 13% 24% 21% 20% 11% -13% -2% 3% 13% 19% 22% Estimated Acquisition PTI Margin Acquisition Performance Our acquisition portfolio continues to deliver attractive revenue and profit growth 0% 10% 20% 30% 40% Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 -20% -10% 0% 10% 20% 30% Yr 1 Yr 2 Yr 3 Yr 4 Yr 5

 Business Rules & Optimization Enterprise Data Integration Integrated Data & Content Management Trusted Information Optimized Business Performance Search and Content Management Business Process & Content Management Real-time In-memory Data Management Enterprise Data Management 2005 2006 2007 2008 Identity Resolution Customer Data Integration Meta-Data Management Name Recognition 2005 2005 2005 2006 2006 Dynamic Data Integration 2007 Business Intelligence and Performance Management 2008 2008 Manage data & content over its lifecycle and as part of processes Establish accurate, trusted information for a single version of the truth, managed over time Leverage information to better understand & optimize business performance Building Business Analytics and Optimization Capability Established Business Analytics & Optimization service offering 2009

Margin Opportunity IBM S&P 500 Pre-tax Income Margin 25% of companies in S&P 500 have PTI margins in excess of 20% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50%

Margin Opportunity IBM S&P 500 Pre-tax Income Margin Tech Universe * * Includes 333 worldwide technology companies with market cap > $1B 30% of companies in Tech Universe have PTI margins in excess of 20% 25% of companies in S&P 500 have PTI margins in excess of 20% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50%

Business Model Provides Significant Operating Leverage Shifting IBM’s portfolio to higher value spaces Investing in skills and capabilities in Growth Markets Acquiring businesses that leverage IBM’s global reach and infrastructure Continuing to drive productivity and efficiency in our cost structure Maintaining technology leadership through continued innovation Revenue, 2000-2002 includes HDD Note: EPS has been restated to reflect the adoption of EITF 03-6-1 At least $9.20 $10 - 11 Transformation 0% 5% 10% 15% 20% 25% '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 PTI Margin % $2 $3 $4 $5 $6 $7 $8 $9 $10 EPS PTI Margin % EPS

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Leveraging the Cloud Opportunity Erich Clementi Vice President, Strategy and General Manager, Enterprise Initiatives Liz Smith General Manager, Infrastructure Services, Global Technology Services

Steady CAPEX spend Global Annual Server Spending (IDC) Source: IBM Corporate Strategy analysis of IDC data Uncontrolled management and energy costs $0B 50 100 150 200 250 300 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 New system spend Management and admin costs Power and cooling costs To make progress, delivery organizations must address the server, storage and network operating cost problem, not just CAPEX A Crisis of Complexity: The Need for Progress is Clear

= CLOUD COMPUTING Cost leveraging virtualization, standardization and automation to free up operational budget for new investment. VIRTUALIZATION + STANDARDIZATION AUTOMATION + Flexibility An Effective Cloud Deployment is Built on a Dynamic Infrastructure .

“Cloud” is a new consumption and delivery model inspired by consumer Internet services. Cloud enables: Self-service Sourcing options Economies-of-scale The Enterprise Cloud

End Users Service Portal Service Request Catalog Provisioning Engine Workflows Expert Systems Scripts Optional Service Modules e.g. Metering/ Usage Billing, Monitoring, etc. Virtualized Cloud Infrastructure Benefits: Lower cost Ease-of-use and access Process transformation “Self-service” Drives Process Standardization

GOVERNANCE Public Service provider owned and managed. Access by subscription. Private Client owned and managed. Access defined by client. Cloud Services Cloud Computing Model . Customization, efficiency, resiliency, security and privacy .Standardization, capital preservation, flexibility and time-to-deploy Cloud Drives New Sourcing Options

Scale Unit cost Traditional Infrastructure Enterprise Cloud Cloud Scale Economics Service Provider Cloud (cost) Large enterprises can significantly reduce costs for some workloads compared with traditional IT

Enterprise Cloud Opportunity Projections Source: IBM analysis of IT industry analyst reports A majority of the $66B cloud opportunity lies within smaller enterprises, but most of the enablement is in larger enterprises $0B $10B $20B $30B $40B 2008 2009 2010 2011 2012 $28B $35B $44B $54B $66B $50B $60B $70B Smaller Enterprises Larger Enterprises

Case Study: Financial Services Provider Solution: Improving time-to-market, higher quality and reduced costs – with a projected payback period of 10 months Benefits: Challenge: Provide a more secure and economic way to develop and test business applications Required support of multiple server environments Create an on-premise private test and development cloud A self-service environment, with rich security features, for internal developers and testers worldwide to develop, port and validate software

Case Study: Pike County Schools High IT management support costs Solution: Private cloud implementation Re-Purposed PCs reduce costs and support Takes management and operational support out of the classroom Virtual desktops have reduced the cost of computer labs by 62% Benefits: Challenge:

“Cloudburst” Appliances Integrated hardware, software, and services building blocks Private Clouds Cloud infrastructure, behind the firewall, built by IBM Public Cloud Services Standardized services from the IBM cloud Smart Solutions for the Enterprise New choices to accelerate cloud deployment and return on investment. Desktop Development and Test SMB

Enterprise cloud opportunity is early, but real Economics of private clouds look compelling IBM is well positioned with consulting and services to help clients build cloud strategies New integrated offerings and cloud delivered services drive scale and open up competitive opportunities Summary

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Business Analytics and Optimization Ambuj Goyal General Manager Information Management Software Adam Klaber General Manager Global Consulting Services

Business Optimization Business Intelligence Resource Planning Business Automation Business Analytics and Optimization will be the next bow wave of business change 2X Client Investment in Business Optimization Projects is growing over twice as fast as Business Automation $105B 8% CGR* Business Optimization Business Automation $566B 3% CGR* Source: IBM Analysis, includes addressable hardware, software and services opportunity. CGRs 2009-2012

Source: IBV Business Analytics and Optimization Study, March 2009, n=225: 1 in 3 business leaders frequently make critical decisions without the information they need 53% don’t have access to the information across their organization needed to do their jobs 19% 38% Adopted Analytics Not Users Ability to predict Ability to understand risk 41% 12% Organizations are operating with blind spots

Business Analytics and Optimization Strategy Business Intelligence and Performance Management Advanced Analytics and Optimization Enterprise Information Management Enterprise Content Management BAO Strategy and Roadmap BAO Process Improvement BAO Governance Dashboards & Scorecards Planning, Budgeting, & Forecasting Business Analytics & Reporting Advanced Analytics Analytic Applications Predictive Modeling Business Optimization Visualization Data Integration Data Quality Data Architecture Master Data Management Document & Records Management Web 2.0 / Web Content Management Digital Asset & Rights Management Archiving & Records Management BAO service line is uniquely positioned to address these needs through rich competencies & offerings

IBM Investor Briefing
IBM

Information Agenda

Information Management Revenue Growth

@ constant currency


8%
13%
10%
22%
2005
2006
2007
2008


IT Spending Estimates*
2009 @ CC
Business Optimization
$105B
8% CGR
Business Automation
$566B
3% CGR

- Businesses are leveraging information to drive smarter business outcomes.
- Information Management Software provides an industry-leading platform for Information Agenda, enabling our customers to:
  - Increase revenue
  - Increase productivity
  - Reduce cost
  - Reduce risk
- Information Management Software is key to:
  - GBS: Business Analytics & Optimization
  - GTS: Cost Reduction by Leveraging Information
  - STG: Analytics Hardware offerings
- Information Management Software leverages IBM Research for advanced analytics.
  - System S
  - Natural Language Analytics

© 2009 IBM Corporation

*Source: IBM analysis, includes addressable hardware, software and services opportunity. CGRs 2009 – 2012.

Client-value Oriented View Information Technology Application Mgmt Hosting DC Outsourcing BPO Intelligent Enterprise Cost-takeout and Efficiency Proactive Risk Management Intelligent Profitable Growth Client Value Proposition Solutions Software Platforms Hardware Operate & Run Business Analytics &Optimization Platform Data Warehouse and Other Data Management Enterprise Content Management Information Integration and Master Data Management Performance Management & Analysis Advanced Analytics Business Process Management / Rules Collaboration, Web 2.0 BAO Solution Set Distribution Financial Services Industrial Comm. Svc. Providers Public Cross Industry Financial Performance Management Human Capital Management Supply Chain Management Customer Relationship Management

IBM Investor Briefing


COMMERZBANK

Unified view of information drives tax optimization and enables M&A agility

IBM Focus

Accelerate Commerzbank's systematic approach to manage information as a strategic asset

Challenge & Opportunity
- Organic and Acquisitive Growth
- Numerous regulations; evolving tax laws
- Competitive industry drives need to understand customers & provide differentiated services

Approach
- Integrated business model across divisions leveraging trusted information, managed as an asset
- Enterprise-wide information infrastructure expansion
- "Real-time" information access

Benefits
- Integrated model optimizes infrastructure costs
- Near real-time information: Trading Positions, Risk…
- Real-time withholdings tax optimization
- Accelerated integration of acquisitions

Largest credit card base -- 120 million -- in the world

Share bank & card data to cross-sell, drive organic growth and reduce costs

IBM Focus

Cost take out, development and maintenance

Challenge & Opportunity
- 10-years of acquisitions resulted in highly complex information environment -- driving up cost and operational risk.
- Deliver: Quality, Cost take out, value add, control

Approach
- Drive change through a series of high-value self-funded cost and revenue growth initiatives
- Gain-sharing agreement; transformation fees tied to client business objectives

Benefits
- 5-year cost savings: $246M
- Expected 5-year revenue growth: $400M

© 2009 IBM Corporation

IBM Focus Define consistent view of global performance across brands and geographies Challenge & Opportunity InBev needed to align KPIs with overall company strategy Lack of an umbrella program to govern BI initiatives across brands and geographies did not allow for routine decision making and consistent global view on performance Approach A global KPI dashboard solution based on Cognos 8 BI The global KPI dashboard shows how the company is performing versus the strategic KPI’s, the underlying cause and effects and links to sub-KPI’s. Drill trough capabilities to underlying reports, maps, ad-hoc queries, charts, and slide/dice analysis. Based on various underlying operational data sources with SAP BW as strategic data warehouse. Benefits Better business insight for all layers of the organization resulting in improved decision making and to be able to view and analyze such a complex & international organization from any needed dimension Dashboard remains consistent between levels, with similar information and presentation, facilitating the ‘drumbeat’ of control and monitoring processes Dashboard reporting is aligned to target setting and monitoring processes, at both the organizational and the individual level Unified reporting and analytics with over 200 brands and 130 countries

What differentiates IBM? Summary Deep Industry Knowledge and Competency Industry leading thought leadership Industry depth through aligned teams Industry specific Models, Assets, Methods and Tools Unparalleled Business Analytics and Optimization Services Building on the foundation as the preeminent global business consulting leader Recognized Leadership in End-to-end Software Capabilities Data and Content Management Trusted Information Business Intelligence and Performance Management Commitment to Unlock the Power of Research Leveraging decade of Information Analytics Research & one of the largest commercial math departments in the world Optimized Hardware Capabilities Supercomputer leader taking ‘Jeopardy’ challenge to advance analytics

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Gary Cohen General Manager Global Communications Sector Smarter Planet: Industry Dimension Energy and Utilities Banking and Financial Markets Shanker Ramamurthy Global Industry Leader Banking and Financial Markets

Smarter Planet: Energy and Utilities Gary Cohen General Manager, Global Communications Sector

The Energy and Utilities industry will change more in the next 20 years than it has in the last 100 Industry imperatives Evolving energy value chain Deliver higher quality, more reliable power, while keeping rates low. Manage more “green” energy and a more bi-directional, less predictable network. Deliver energy management to customers, not just energy. Centralized Networked Distributed

A transformed grid will empower consumers and provide energy for a sustainable future TRADITIONAL GRID Coal Nuclear Hydroelectric UTILITY UTILITY SMART GRID Solar Wind Solar Wind Coal Hydroelectric Solar Nuclear Wind Energy Storage Energy Storage Energy Storage Plug-in Vehicle Informed Automated Integrated Connected Intelligent Annual overall market opportunity of $39B* Source: IBM Analysis, May 2009 Intelligent Connected Integrated Automated Informed Act Analyze Acquire

SAFE SW Framework Smart Grid Maturity Model E&U Solution Framework The Intelligent Utility Network’s three-pronged approach to delivering end-to-end solutions has accelerated market adoption I. SOLUTION DEVELOPMENT II. POLICY III. THOUGHT LEADERSHIP IUN Foundational Assets Global IUN Coalition

IBM is well positioned to address the rapidly growing market A few cases-in-point DONG Energy: Installed remote monitoring and control devices to gain an unprecedented level of information about the current state of the grid; reducing outage times by a potential 25-50%, fault search time by one-third and accomplish potential capital savings of up to 90 % CenterPoint Energy: Leveraging a mix of leading-edge communication technologies, smart meters and first-of-a-kind process innovations to create an intelligent utility network. Energy Australia: Using a real-time monitoring and control system to help pinpoint faults as they happen and thereby reducing the length of power outages by 10% on average. Malta: First country in the world to build a nationwide smart grid and a fully integrated electricity and water system to help reduce revenue leakages, lower costs, reduce consumption and cut greenhouse gas emissions.

Smarter Planet: Banking and Financial Markets Shanker Ramamurthy Global Industry Leader, Banking and Financial Markets

Financial Institutions tell us that they are focusing on five key areas Global bank losses likely to reach $4 trillion Banks will need capital injections of $875 billion. Source: IMF April 2009 Longer-term focus Capital (and liquidity) Cost (and complexity) Risk (and transparency) M&A (and divestiture) Customers (and client insight) 14 of the top 20 banks (Jan 2007) involved in a major merger or acquisition. $1.3 trillion in assets changed hands in 2008 compared to $379 billion a year earlier. Source IBM IBV May 2009, Bank Direct Mag. Q1 2009 Firms will have to cut their costs by another 20 percent, over and above the economies they realize from redundancies and divestitures. Source: Towards Transparency and Stability IBV Study April 2009 66% of customers believe financial institutions offer products in the financial institution’s best interest Source: Towards Transparency and Stability IBV Study April 2009 A record 4.2% of consumer loans were delinquent at least 30 days in 4Q 2008 in the U.S. Another 4% of consumer loans were in default, written off by lenders. Source: Federal Reserve

IBM Investor Briefing

Business Analytics and Optimization drive greater efficiency and better decisioning

Investment in Business Optimization projects is growing over twice as fast as Business Automation*


$105B
8% CGR
Business Automation
$566B
3% CGR

- *$6.8b annual fraud losses across debit and credit card* *Source: The Nilson Report*
- *30x to 40x Duplication Factor in the Data Fields, Tables, and ETL Jobs* *Source: IBM GBS Project Experience*

fiserv.

Irish Life & Permanent plc

- More micro segmentation
- Fine grain pricing
- Customer-based not product-based models

- Cost and complexity due to acquisitions
- Need data simplification
- Need Cost take-out

- Lack of risk transparency
- Losses due to unmanaged risk
- High rates of fraud and abuse
- Increased regulatory oversight


Advanced Customer Insight
Intelligent profitable growth
Cost take-out and efficiency
Proactive risk management
Analytics and Data Optimization
Risk and Fraud Analytics

Over 4.000 consultants dedicated to Business Analytics and Optimization leveraging InfoSphere suite of software products

© 2009 IBM Corporation

*Source: IBM Analysis, includes addressable hardware, software and services opportunity. CGRs 2009-2012

The winners will radically simplify their business model by moving to a services-oriented mind set 2009 Total Bank IT Spending Source: Financial Insights, Tower Group Componentized target operating model that enables business definition and transformation Banking process, service and data models that lay the foundation for a robust application architecture Service Oriented Architecture that underpins Business, Application and Technology blueprints Business View Process View IT View SOA Foundation BPM CBM Business Architecture Process Architecture IT & SOA Architecture 50% increase in new core systems transformation named deals driven by financial services firms Source: Forrester, Q1 2009 Other $83B Core Systems Transformation $83B SOA Helping clients worldwide by leveraging Core Banking Renovation Framework (CBRF) from SWG, coupled with GTS & GBS capabilities supported by global Centers of Excellence

Trusted View Winners retool Risk Management capabilities to reflect ‘fat tail’ events Operational & IT Risk Financial Crimes Financial Risk Governance & Compliance Integrated Risk Management Framework Internal $9B 4% Software $6B 12% Hardware $4B 0% Services $3B 9% Outsourcing $2B 6% Total Spend $25B (‘09) CAGR 6% (’06 to ’09) Information Sources Counterparty Information Risk related information Analytics Server Risk Analysis and Reporting Risk Calculators Integration w/ business processes Discovery, Integration & Consolidation Tower Group estimates of total spending on risk management Source: Tower Group Aug 2008 12.5% of total IT budgets would be spent on fraud detection and customer authentication Source: Gartner 2008 Integrated Risk Management Framework (IRMF) , combined with Stream Computing capabilities, supported by dedicated Services resources accelerating market share in this fast growing area

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0509/ The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 13, 2009.

[LOGO]

Non–GAAP Supplemental Materials ATTACHMENT II

 In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company also discusses, in these materials, the following Non-GAAP information which management believes provides useful information to investors. Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company’s business performance. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Cash Flow Management includes presentations of both cash flow from operations and free cash flow that exclude the effect of Global Financing Receivables. For a financing business, increasing receivables is the basis for growth. Receivables are viewed as an investment and an income-producing asset. Therefore, management presents financing receivables as an investing activity. Management’s view is that this presentation gives the investor the best perspective of cash available for new investment, acquisitions, debt service, other corporate requirements or for distribution to shareholders. Non-GAAP Supplementary Materials

 Non-Recurring and Unique Items Management presents certain financial results excluding the effects of the following items: (1) revenue excluding divestitures, (2) fiscal year 2008 year-to-year improvement in retirement-related expenses in the company’s segment results and (3) the operational performance of the company’s Enterprise Investments segment for the 2000 and 2001 fiscal years. Given the unique and/or non-recurring nature of these items, management believes that presenting certain financial information without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors. Acquisitions Management excludes the impact of acquisitions from Selling, General, and Administrative (SG&A) in certain markets to facilitate a more meaningful view of the company’s operating performance. Acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and magnitude of the company’s acquisitions. Amortization of Acquired Intangible Assets Management excludes the impact of amortization of acquired intangible assets from the reportable segments to facilitate a more meaningful view of the company’s segment performance. Amortization related to acquired intangible assets is inconsistent in amount and frequency and is impacted by the timing and magnitude of the company’s acquisitions. Stock-Based Compensation Management excludes stock-based compensation from the presentation of certain financial results for fiscal years 2000 and 2001. Stock-based compensation expense was not recorded at the segment level in fiscal years 2000 and 2001, therefore stock-based compensation expense has been excluded from the Segment Pre-Tax Income analysis. Non-GAAP Supplementary Materials

Non-GAAP Supplementary Materials 9.1 (3.7) 12.9 2.5 $15.3 2004 8.7 (3.9) 12.6 1.9 $14.5 2003 5.9 (4.6) 10.5 3.3 $13.8 2002 6.8 6.7 Free Cash Flow (excluding GF Receivables) (4.9) (4.3) Net Capital Expenditures 2001 2000 11.7 11.1 Net Cash from Operations (excluding GF Receivables) 2.0 (2.5) Less: Global Financing Receivables $13.7 $8.6 Net Cash from Operations $ in Billions 14.3 (4.5) 18.8 0.0 $18.8 2008 12.4 (5.0) 17.4 (1.3) $16.1 2007 10.5 9.6 Free Cash Flow (excluding GF Receivables) (4.7) (3.5) Net Capital Expenditures 2006 2005 15.3 13.1 Net Cash from Operations (excluding GF Receivables) (0.3) 1.8 Less: Global Financing Receivables $15.0 $14.9 Net Cash from Operations Reconciliation of Free Cash Flows (excluding GF Receivables) The above serves to reconcile the Non-GAAP financial information contained on slide number 2 and 7 of Sam Palmisano’s “Strategic Overview” presentation and slide number 2 and 3 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Impact on Segment PTI Mix The above serves to reconcile the Non-GAAP financial information contained on slide number 5 of Sam Palmisano’s “Strategic Overview” presentation and slide number 15 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. $ 11,326 $ 11,205 16% 1,854 24% 2,719 Hardware 10% 1,143 10% 1,176 Financing 46% 5,161 40% 4,517 Services 28% $ 3,168 25% $ 2,793 Software % Segment PTI 2001 % Segment PTI 2000 Excludes Enterprise Investments Segment: $ 11,009 $ 10,908 -3% (317) -3% (297) Enterprise Investments 17% 1,854 25% 2,719 Hardware 10% 1,143 11% 1,176 Financing 47% 5,161 41% 4,517 Services 29% $ 3,168 26% $ 2,793 Software % Segment PTI 2001 % Segment PTI 2000 (in $ millions) As reported in 2000 and 2001 which excludes Stock-based compensation:

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in BRIC Countries @CC As Rptd 18% 15% 26% 18% Total BRIC Countries – FY 2007 Total BRIC Countries – FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 9 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Services Pre-Tax Income Margin $61,481 Consolidated Revenue FY 2008 Services $ 7,288 (815) $ 6,473 12% 11% Pre-Tax profit YTY Impact of retirement-related savings Pre-Tax profit excluding YTY retirement-related savings PTI Margin PTI Margin excluding YTY retirement-related savings The above serves to reconcile the Non-GAAP financial information contained on slide number 9 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. $ in Millions

Non-GAAP Supplementary Materials Reconciliation of Software Pre-Tax Profit $17,531 (1,181) 520 $16,870 Sum of Segments Percentage Software 40% 43% $7,075 (191) 386 $7,270 Pre-Tax profit YTY Impact of retirement-related savings Amortization of acquired intangibles Pre-Tax profit excluding YTY retirement-related savings and amortization of acquired intangibles FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 9 of Sam Palmisano’s “Strategic Overview” presentation and slide number 4 of Steve Mills’ “Software” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. $ in Millions

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Global Business Services @CC As Rptd 1% 9% 5% 15% 4% Flat 13% 9% 15% 8% FY 2006 FY 2007 FY 2008 Revenue – Growth Markets – FY 2008 Revenue – Major Markets – FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 2 and 3 of Frank Kern’s “Global Business Services” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Global Technology Services @CC As Rptd 2% 7% 6% 19% 3% 3% 12% 9% 19% 7% FY 2006 FY 2007 FY 2008 Revenue – Growth Markets – FY 2008 Revenue – Major Markets – FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 3 of Mike Daniels’ “Global Technology Services” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Software 4% 4% FY 2005 @CC As Rptd 7% 6% 8% 8% 10% 11% FY 2006 FY 2007 FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 3 of Steve Mills’ “Software” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Software Pre-Tax Profit $13,682 - 316 $13,998 Sum of Segments Percentage Software 40% 41% $5,493 - 182 $5,675 Pre-Tax profit YTY Impact of retirement-related savings Amortization of acquired intangibles Pre-Tax profit excluding YTY retirement-related savings and amortization of acquired intangibles FY 2006 The above serves to reconcile the Non-GAAP financial information contained on slide number 4 of Steve Mill’s “Software” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. $ in Millions

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Information Management 8% 8% FY 2005 @CC As Rptd 13% 10% 22% 14% 15% 24% FY 2006 FY 2007 FY 2008 The above serves to reconcile the Non-GAAP financial information contained on slide number 6 of Steve Mills’ “Software” presentation and slide number 5 of Ambuj Goyal & Adam Klaber’s “Business Analytics and Optimization” presentation. See Slide 1 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Impact on Revenue Mix The above serves to reconcile the Non-GAAP financial information contained on slide number 14 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. $ 87 * Includes divested HDD business revenues of $3 billion 2000 (in $ Billions) As reported including HDD: 38 Hardware* 4 Financing 33 Services $ 13 Software Excludes Enterprise Investments Segment: $ 88 1 Enterprise Investments 38 Hardware* 4 Financing 33 Services $ 13 Software 2000

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth Flat (3%) 4% Flat (3%) 4% FY 2006 Transactional Annuity @CC As Rptd 3% 3% 4% 4% 2% 7% 2% (2%) 7% 4% 3% 4% 8% 6% 11% 5% Flat 10% FY 2006, excluding PC Transactional Annuity FY 2007 Transactional Annuity FY 2008 Transactional Annuity The above serves to reconcile the Non-GAAP financial information contained on slide number 6 through 10 and 16 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of 2008 Growth @CC As Rptd 9% 7% 13% 1% Flat 9% 11% 13% 3% 2% Gross Profit Growth Markets Major Markets Sales & Marketing Expense Growth Markets Major Markets General & Administrative Expense The above serves to reconcile the Non-GAAP financial information contained on slide number 27 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of 2008 Contribution to Revenue Growth @CC As Rptd 48% 26% 26% 71% 11% 17% Major Market Other – Growth Markets BRIC The above serves to reconcile the Non-GAAP financial information contained on slide number 28 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of 2007 & 2008 Revenue Growth 1.6 pts 0.9 pts 0.8 pts 4.2 pts 0.7 pts 1.0 pts Major Market Other – Growth Markets BRIC Contribution to Revenue Growth – 2008 Contribution to Revenue Growth - 2007 @CC As Rptd 2.6 pts 1.5 pts 0.7 pts 5.7 pts 2.0 pts 1.2 pts Major Market Other – Growth Markets BRIC The above serves to reconcile the Non-GAAP financial information contained on slide number 28 of Mark Loughridge’s “Financial Model and 2010 Roadmap” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

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